UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 30, 2021

LEGACY HOUSING CORPORATION
(Exact name of registrant as specified in its charter)

Texas	001-38761	20-2897516
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Airport Freeway, #100, Bedford, Texas		76022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (817) 799-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock ($0.001 par value)	LEGH	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

On November 30, 2021 we held our annual meeting of stockholders. The following matters were submitted to our stockholders for consideration (all of which were set forth in our definitive proxy statement on Schedule 14A filed with the SEC on October 26, 2021):

Proposal 1:  Election of five directors to our board of directors for a one-year term of office or until their successors are elected and qualified.

Proposal 2:  Ratification of the appointment of Weaver and Tidwell, LLP as our independent registered public accounting firm for the year ending December 31, 2021.

We had 24,399,063 shares of common stock outstanding on October 20, 2021, the record date for the annual meeting. At the annual meeting, holders of 22,846,406 shares of our common stock were present in person or represented by proxy. The full voting results were as follows:

1.Election of Five Directors. Our stockholders elected the five nominees listed in our definitive proxy statement to serve on our board of directors for a one-year term of office or until their successors are elected and qualified. The results of the voting were as follows:

	Votes For	Against	Abstained

Curtis D. Hodgson	20,576,697	1,555,377	714,332

Kenneth E. Shipley	21,082,489	1,049,585	714,332

Robert D. Bates	19,782,536	2,349,538	714,332

Jeffrey K. Stouder	21,189,463	942,611	714,332

Stephen L. Crawford	20,511,606	1,620,468	714,332

2.Ratification of the Independent Registered Public Accounting Firm. Our stockholders ratified the appointment of Weaver and Tidwell, LLP as our independent registered public accountants for the year ending December 31, 2021. The results of the voting were as follows:

Votes For	Against	Abstained

22,771,921	32,657	41,828

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY HOUSING CORPORATION

Date: December 2, 2021	By:	/s/ Thomas Kerkaert
	Name:	Thomas Kerkaert
	Title:	Chief Financial Officer